UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                         Securities Exchange Act of 1934



Date of report (Date of earliest event reported) October 28, 2004


                      CHOCTAW RESORT DEVELOPMENT ENTERPRISE
               (Exact Name of Registrant as Specified in Charter)

     Mississippi Band of
      Choctaw Indians                333-63348               64-0345731
(State or Other Jurisdiction       (Commission             (IRS Employer
      of Incorporation)            File Number)          Identification No.)

               P.O. Box 6260, Choctaw, MS                  39350
        (Address of Principal Executive Offices)         (Zip Code)


Registrant's telephone number, including area code: (601) 663-0226

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01  Regulation FD Disclosure

     On October 28, 2004, the Enterprise announced the pricing terms of its previously announced cash tender offer. A copy of the press release announcing the pricing terms is attached as Exhibit 99.1 to this Current Report.


Item 9.01  Financial Statements and Exhibits

       (c)     Exhibits

       99.1    Press release of the Enterprise dated October 28, 2004.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




     Date: October 28, 2004            CHOCTAW RESORT DEVELOPMENT ENTERPRISE


                                       By: /s/ Michael A. Donald
                                           -------------------------------------
                                       Name:   Michael A. Donald
                                       Title:  Vice President of Resort Finance
                                               (Principal Financial and
                                                Accounting Officer)